SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 8, 2010
 Date of Report (date of earliest event reported):

GEOBIO ENERGY, INC.

 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

802 Windy Ridge LN SE, Atlanta, GA 30339
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9715

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

                    Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Changes to Board of Directors

On October 8, 2010 GeoBio Energy, Inc. ( “GeoBio”), appointed John L. Sams and David M. Coloris to its board of directors (the “Board”).

John L. Sams, 59, is a seasoned, senior energy executive with 30 years experience in the oil, natural gas, energy, power, and process sectors. His extensive oil and gas experience covers the full range of upstream to downstream operations and includes: large project construction, engineering services, manufacturing, capital equipment and service companies, including more than 20 years at the senior management level.  He has held positions as President/CEO/Director of Environmental Elements Corp., an oil/gas related AMEX listed company; for Alfa Laval Colleco, a Swedish company; and as President/COO/Director of LPP Combustion; GTS Energy; and Raven Biofuels International. He has a B.S. in Civil Engineering from University of Missouri-Rolla and an MBA from Georgia State University.

David M. Coloris, 58, is an experienced leader, entrepreneur and private investor with over 30 years of international business experience.  He gained significant management, finance, sales and marketing experience at AECL (Atomic Energy of Canada Limited), Guthrie, Firestone and Wardair.  In the mid 1980s, he began forming independent, internationally and US-based, strategic planning and consulting companies to focus on emerging growth, start-up technology and intellectual property opportunities primarily in the life sciences, medical technology, defense, energy and environmental industries.  Through these various companies, he has guided the development of numerous start-ups and emerging growth companies by building the strategy and infrastructure to succeed.  Mr. Coloris has traveled extensively, at various times living in Asia, Europe and Africa.  He attended Saint Thomas University for undergraduate studies (BA), and the University of Ottawa, MCA program (Master of Criminology).

The Board does not expect to name Mr. Sams or Mr. Coloris to any committee of the Board at this time. To the extent that any information called for in Item 404(a) of Regulation S-K is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four days from when such information becomes available.

On October 8, 2010, Lance Miyatovich submitted his resignation from the Board, effective as of 5:00 p.m. PDT.  His resignation from the Board comes in connection with the advancement of GeoBio’s agreements for the acquisitions of Magna Energy Services and Collins Construction, which Mr. Miyatovich initiated and which GeoBio expects to complete during 2010, and does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.

Appointment of Executive Officers; Resignation of Executive Officer

On October 8, 2010 the Board of GeoBio appointed John L. Sams as President and Chief Executive Officer.  Mr. Sams’ experience is detailed, above.  Additionally, on October 8, 2010, the Board appointed Joseph J. Titus as Chief Operating Officer, and Douglas A. Daniel as Senior V.P. of Corporate Development and Finance.

Joseph J. Titus, 49, is an accomplished executive with 25 years experience in the oil, natural gas, energy, power, chemical, and process sectors. His oil and gas experience ranges from the oil well to the refinery, and includes construction, maintenance, manufacturing, technology, equipment, and systems companies, including experience with start ups, operations, business development and organizational change/design with over 20 years at the senior management level.  He has held senior operations, project leadership, and sales positions with Environmental Elements Corp., an AMEX listed company; LLP Combustion, a clean-energy company; GTS Energy, a process heating company; multiple specialty chemical companies; and Raven Biofuels International. He has B.S. in Chemical Engineering and Paper Science from the University of Wisconsin – Stevens Point, and an MBA from Loyola College of Maryland.

Douglas A. Daniel, 59, has over 25 years of experience in public accounting including accounting and audit services, mergers and acquisitions, consulting, and full-scale management consulting in a wide range of industries including chemicals, construction and manufacturing sectors. As the Managing Partner of a regional public accounting practice, he negotiated and orchestrated numerous domestic and international mergers and acquisitions in different industries.  In addition, he has been the Managing Partner of his own private investment fund and has lead the acquisition and sale of over fifteen companies in the past five years. He has served as director or strategic advisor and on the Audit Comittee to numerous companies in various stages of development, from start-up to IPO, including roles on the Audit Committees of public companies.  Mr. Daniel is a licensed CPA, a Certified Valuation Analyst, and a graduate of Georgia State University with a BBA in Accounting/Finance.

The Board does not expect to name Mr. Sams, Mr. Titus or Mr. Daniel to any committee of the Board at this time. To the extent that any information called for in Item 404(a) of Regulation S-K is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four days from when such information becomes available.

On October 8, 2010, Lance Miyatovich submitted his resignation from his positions as President and Chief Executive Officer of GeoBio, effective as of 5:00 p.m. PDT.  His resignation from his positions as President and Chief Executive Officer of GeoBio comes in connection with the advancement of GeoBio’s agreements for the acquisitions of Magna Energy Services and Collins Construction, which Mr. Miyatovich initiated and which GeoBio expects to complete during 2010, and does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.

Section 8– Other Events

Item 8.01Other Events

GeoBio issued a press release, dated On October 13, 2010, regarding its change in management, attached as Exhibit 99.11.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT NUMBER                                           DESCRIPTION                                                      LOCATION

99.11                                                                     Press release issued October 13, 2010               Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2010

GEOBIO ENERGY, INC.

By:	/s/ John L Sams
John Sams, President, Chief Executive Officer